Exhibit 10.22

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CITY OF EDMONTON

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ENERKEM ALBERTA BIOFUELS LP

FIRST AMENDMENT TO BIOFUELS FACILITY OPERATING AGREEMENT

THIS FIRST AMENDMENT TO OPERATING AGREEMENT made effective this 19th day of November, 2010.

BETWEEN:

THE CITY OF EDMONTON

A municipal corporation

(hereinafter referred to as the “City”)

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ENERKEM ALBERTA BIOFUELS LP

a limited partnership created under the laws of Alberta, acting through ENERKEM ALBERTA BIOFUELS G.P. INC., its general partner

(hereinafter referred to as “EAB”)

A.           The City and EAB entered into an Operating Agreement effective May 20, 2009 (the “Operating Agreement”) for the development, construction, and operation of a waste to alcohols facility to be constructed at the Edmonton Waste Management Centre.

B.             EAB wishes to reduce the storage capacity of the Biofuels Facility and acknowledges that this may have operational impacts on the Feedstock supply by the City.

C.             The City and EAB wish to amend certain terms of the Operating Agreement to provide for a period of accommodation and evaluation of the reduced storage capacity.

D.            EAB has changed its name to “Enerkem Alberta Biofuels LP”.

NOW THEREFORE THIS AMENDMENT WITNESSES THAT, in consideration of the mutual covenants and agreements and subject to the terms and conditions in this amendment, the parties agree as follows:

1.                                      STORAGE CAPACITY

1.1                                 Accommodation Period.  The parties will accommodate and evaluate any operational impacts of the storage capacity of the Biofuels Facility commencing on the Effective date and continuing for a period of five years from Start-Up (the “Accommodation Period”).

1.2                                 Reduced Storage Capacity.  Notwithstanding Article 5.2a)ii) of the Operating Agreement, during the Accommodation Period, the Biofuels Facility shall be constructed with sufficient capacity to store enough Acceptable Feedstock to operate the Biofuels Facility continuously for at least [ * ] (instead of [ * ]), should the flow of incoming

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Acceptable Feedstock be interrupted for a period of time (the “Reduced Storage Capacity”).

1.3                                 Feedstock Supply.  If, during a Quarterly Period of the Accommodation Period,

a)                                      there is a period of more than two but less than seven consecutive days during which the City is unable to deliver Acceptable Feedstock as a result of any of the following reasons, or any combination thereof:

i)                                         there is a period of three or more days that are not Business Days;

ii)                                      repair or maintenance of City facilities; or

iii)                                   lack of appropriate materials accepted by the City to produce Acceptable Feedstock;

b)                                     the City is unable to deliver the Minimum Tonnage; and

c)                                      the City offers to provide EAB with a quantity of Acceptable Feedstock that EAB is unable to accept because it does not have sufficient storage capacity;

then, notwithstanding Article 6.6 b) of the Operating Agreement, the City will not be required to pay, for such Quarterly Period, the Tipping Fees for the portion of the Minimum Tonnage that the City has offered to provide and that EAB was unable to accept due to lack of storage capacity as noted above in subsection c), up to a maximum of [ * ] Tonnes.

1.4                                 Evaluation.  At least 12 months prior to the end of the Accommodation Period, the City will provide EAB with a written summary of any operational impacts that the Reduced Storage Capacity has had on its operations.  At least 11 months prior to the end of the Accommodation Period, EAB will provide the City with a written summary of any operational impacts that the Reduced Storage Capacity has had on the operation of the Biofuels Facility.

1.5                                 Construction by EAB.

a)                                      If either the City or EAB experience significant operational impacts as a result of the Reduced Storage Capacity, then at the request of the City, EAB shall undertake the redesign and renovation of the Biofuels Facility, within 12 months of the end of the Accommodation Period, with sufficient capacity to store enough Acceptable Feedstock to operate the Biofuels Facility continuously for at least [ * ] should the flow of incoming Acceptable Feedstock be interrupted for a period of time.  For the purposes of this Amending Agreement, “significant operational impacts” include:

i)                                         The City not being able to deliver Acceptable Feedstock to the Biofuels Facility for a period of five or more consecutive days;

ii)                                      The City not being able to deliver an amount of Acceptable Feedstock to the Biofuels Facility on at least three Business Days in a Quarterly Period

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

due to unavailability of Acceptable Feedstock storage capacity at the Biofuels Facility;

iii)                                   The City delivering Acceptable Feedstock to the Biofuels Facility on days that are not Business Days or during extended hours on Business Days either at the request of EAB or at the City’s own initiative to address a shortage of Acceptable Feedstock at the Biofuels Facility.  For greater certainty, if the City delivers Acceptable Feedstock to the Biofuels Facility on days that are not Business Days or during extended hours on Business Days at the request of EAB, then EAB shall pay the City for its incremental costs in delivering the Acceptable Feedstock; or

iv)                                  EAB shutting down or scaling back the operations of the Biofuels Facility as a result of a lack of Acceptable Feedstock.

b)                                     Notwithstanding the foregoing, EAB may at any time during the Accommodation Period at the discretion of EAB undertake the redesign and renovation of the Biofuels Facility with sufficient capacity to store enough Acceptable Feedstock to operate the Biofuels Facility continuously for at least [ * ] should the flow of incoming Acceptable Feedstock be interrupted for a period of time.

c)                                      All redesign and renovations undertaken by EAB shall be in accordance with the Operating Agreement.

1.6                                 Extended Accommodation Period.  If neither the City nor EAB experiences significant operational impacts as a result of the Reduced Storage Capacity, then the Accommodation Period may be extended for a period of two years (the “Extended Accommodation Period”).  Articles 1.2 and 1.3 of this Agreement shall apply during the Extended Accommodation Period.  If required by the City, prior to the end of the Extended Accommodation Period, EAB shall be required to undertake the redesign and renovation of the Biofuels Facility with sufficient capacity to store enough Acceptable Feedstock to operate the Biofuels Facility continuously for at least [ * ] should the flow of incoming Acceptable Feedstock be interrupted for a period of time.

2.                                      NOTICE

2.1                                 Article 22.1b). Replace the address of EAB in Article 22.1b) of the Agreement by the following:

“b)          To EAB at:

Attention: Mr. Vincent Chornet, President

Enerkem Inc.

1010, Sherbrooke West, Suite 1610

Montreal, QC H3A 2R7

FAX: (514) 875-0835

email: vchornet@enerkem.com ”

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3.                                      NAME CHANGE

3.1                                 Name change.  The City hereby acknowledges that EAB has changed its name to “Enerkem Alberta Biofuels LP” and that the general partner of EAB has changed its name to “Enerkem Alberta Biofuels G.P. Inc.”. The defined term “EGAB” in the Operating Agreement is hereby repealed and replaced by the defined term “EAB” and all references to “Enerkem Greenfield Alberta Biofuels G.P. Inc.” are hereby repealed and replaced by “Enerkem Alberta Biofuels G.P. Inc.”.

4.                                      NO OTHER AMENDMENT

4.1                                 Except to the extent modified or replaced herein, the Agreement and all provisions therein shall remain in full force and effect and unamended.

[Signatures follow]

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

The parties have caused this first amendment to be executed as follows:

ENERKEM ALBERTA BIOFUELS LP, acting through ENERKEM ALBERTA BIOFUELS G.P. INC., its general partner

Per:	/s/ Vincent Chornet
Name and Title: Vincent Chornet, President
Date:	November 15, 2010

Approval for the City of Edmonton:		THE CITY OF EDMONTON

As to form:	/s/ [ILLEGIBLE]
Law Branch

As to content:	/s/ [ILLEGIBLE]
	Project Manager	Per:	/s/ Roy Neehall
As represented by Roy Neehall, Manager, Waste Management Branch, Asset Management & Public Works Department

		Date:	November 19, 2010

[ * ] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.